As filed with the Securities and Exchange Commission on January 30, 1997.
                                                Registration No. 333-__________

                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                              -----------------------

                                      FORM S-8
                              REGISTRATION STATEMENT
                         UNDER THE SECURITIES ACT OF 1933

                              -----------------------

                                LIBERTY BANCORP, INC.
                 (Name of registrant as specified in its charter)

          Oklahoma                 100 North Broadway          73-1218204
  (State or jurisdiction of     Oklahoma City, OK  73102    (I.R.S. Employer
incorporation or organization)      (405) 231-6000          Identification No.)
                                (Address, including zip
                                code, and telephone number,
                                including area code, of
                                registrant's principal execu-
                                tive offices)

                              -----------------------


                    1990 STOCK OPTION PLAN OF LIBERTY BANCORP, INC.
                             (Full title of the plan)

                                Kenneth R.  Brown
                                100 North Broadway
                             Oklahoma City, OK  73102
                                  (405) 231-6000
              (Name, address, including zip code, and telephone number,
                     including area code, of agent for service)

                                   Copy to:
                           J. Bradford Hammond, Esq.
                  Crowe & Dunlevy, A Professional Corporation
                             500 Kennedy Building
                               321 South Boston
                          Tulsa, Oklahoma 74103-3133
                                (918) 592-9800

                                    CALCULATION OF REGISTRATION FEE
===================================================================================================
                     |                 |                  |                     |
                     |                 |    Proposed      |     Proposed        |
                     |                 |     Maximum      |      Maximum        |
Title of Securities  |    Amount to    |  Offering Price  |     Aggregate       |      Amount of
to be Registered     |  be Registered  |   Per Share(1)   |  Offering Price(1)  |  Registration Fee
---------------------------------------------------------------------------------------------------
Common Stock, par    |                 |                  |                     |
value $0.01 per      |                 |                  |                     |
share                |     205,000     |      $35.02      |     $7,179,000      |        $2,176

===================================================================================================
(1)     The proposed maximum aggregate offering price of the 205,000 shares being registered hereby has been calculated based on the weighted average exercise price of the outstanding options relating to such shares of $35.02 per share.
===================================================================================================

     The contents of the Registrant's Registration Statement on Form S-8 (File No. 33-48170) relating to the 1990 Stock Option Plan of Liberty Bancorp, Inc. (the "Plan") are incorporated herein by reference. During 1995 and 1996, the Plan was amended to increase the number of shares authorized for issuance pursuant to options under the Plan from 525,000 shares to 730,000 shares,
resulting in an increase of 205,000 shares.   This Registration Statement has
been filed in accordance with General Instruction E to Form S-8 for the purpose of registering the offer and sale of such 205,000 additional shares of Common Stock that may be issued or sold by the Registrant in connection with the Plan.

     For a list of exhibits filed as part of this Registration Statement, see the Exhibit Index hereto.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oklahoma City, State of Oklahoma on January 30, 1997.

                                     LIBERTY BANCORP, INC.

                                     By:  /s/ KENNETH R.  BROWN
                                          ---------------------
                                          Kenneth R.  Brown
                                          Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Name                         Position                    Date
           ----                         --------                    ----

Charles E. Nelson*              Chairman, Chief Executive      January 30, 1997
-----------------------         Officer and Director
Charles E.  Nelson              (Principal Executive Officer)

Mischa Gorkuscha*               Senior Vice President and      January 30, 1997
---------------------           Chief Financial Officer
Mischa Gorkuscha                (Principal Financial Officer)

Rodney L. Lee*                  Senior Vice President and      January 30, 1997
-------------------             Controller  (Principal
Rodney L.  Lee                  Accounting Officer)

W. H. Thompson, Jr.*            President and Director         January 30, 1997
------------------------
W.  H.  Thompson, Jr.

Edward F. Keller*               Senior Vice President and      January 30, 1997
---------------------           Director
Edward F. Keller

Donald L. Brawner*              Director                       January 30, 1997
----------------------
Donald L. Brawner

Thomas G. Donnell*              Director                       January 30, 1997
----------------------
Thomas G. Donnell

Robert S. Ellis*                Director                       January 30, 1997
---------------------
Robert S.  Ellis, M.D.

William F. Fisher, Jr.*         Director                       January 30, 1997
----------------------------
William F. Fisher, Jr.

C.  W.  Flint, III*             Director                       January 30, 1997
-----------------------
C.  W.  Flint, III

James L. Hall, Jr.*             Director                       January 30, 1997
-------------------------
James L. Hall, Jr.

Raymond H. Hefner, Jr.*         Director                       January 30, 1997
----------------------------
Raymond H. Hefner, Jr.

Walter H. Helmrich, III         Director                       January 39, 1997
---------------------------
Walter H. Helmrich, III

Joseph S. Jankowsky *           Director                       January 30, 1997
-------------------------
Joseph S. Jankowsky

John E. Kirkpatrick*            Director                       January 30, 1997
------------------------
John E. Kirkpatrick

Judy Z. Kishner*                Director                       January 30, 1997
--------------------
Judy Z. Kishner

Edward C. Lawson, Jr.*          Director                       January 30, 1997
--------------------------
Edward C. Lawson, Jr.

Herb Mee, Jr.*                  Director                       January 30, 1997
------------------
Herb Mee, Jr.

William G. Paul*                Director                       January 30, 1997
--------------------
William G. Paul

V. Lee Powell*                  Director                       January 30, 1997
------------------
V.  Lee Powell

Jon R. Stuart*                  Director                       January 30, 1997
------------------
Jon R. Stuart

Clifton L. Taulbert*            Director                       January 30, 1997
------------------------
Clifton L. Taulbert

J. Otis Winters*                Director                       January 30, 1997
--------------------
J. Otis Winters

John S. Zink*                   Director                       January 30, 1997
-----------------
John S. Zink

*By:  /s/ Kenneth R. Brown
      --------------------
      Kenneth R. Brown
      Attorney-in-fact


                              INDEX TO EXHIBITS



Exhibit
  No.               Description


  5.1 Opinion of Crowe & Dunlevy, A Professional Corporation, on legality of securities.

 23.1      Consent of Arthur Andersen LLP.

 23.2      Consent of Ernst & Young LLP.

 23.3      Consent of Crowe & Dunlevy, A Professional Corporation (included in
           Exhibit 5.1).

 24.1      Powers of Attorney.



                                  EXHIBIT 5.1



                                       January 30, 1997

Liberty Bancorp, Inc.
100 North Broadway
Oklahoma City, OK  73102

          Re: Liberty Bancorp, Inc. - Registration Statement on Form S-8 Relating to 205,000 Additional Shares of Common Stock in Connection with the 1990 Stock Option Plan of Liberty Bancorp, Inc.

Ladies and Gentlemen:

     During 1995 and 1996, the Board of Directors of Liberty Bancorp, Inc. (the "Company") authorized and the shareholders of the Company approved amendments to the Company's 1990 Stock Option Plan (the "Plan") to increase the number of shares of common stock, $.01 par value per share ("Common Stock"), of the Company issuable pursuant to the Plan by an aggregate of 205,000 shares (the "Additional Shares") for a total of 730,000 shares.

     You have requested our advice with respect to the legality of the Additional Shares issuable upon exercise of options granted pursuant to the Plan.

     We have examined, and are familiar with, the originals or copies, the authenticity of which have been established to our satisfaction, of all documents and other instruments we have deemed necessary to express the opinions hereinafter set forth. We have assumed the accuracy and completeness of such documents and instruments and of the information contained therein.

     Based on the foregoing, and upon consideration of applicable law, it is our opinion that the 205,000 Additional Shares that may be issued pursuant to options granted under the Plan will, upon payment therefor and delivery thereof in accordance with the Plan, be validly issued, fully paid and non-assessable.

     We hereby consent to the use of this opinion as an exhibit to the above-captioned Registration Statement and to the reference to this firm in the Registration Statement and the related Prospectuses under the heading "Legal Matters."


                                       Respectfully submitted,

                                       CROWE & DUNLEVY
                                       A PROFESSIONAL CORPORATION


                                       By: /s/ Michael M. Stewart
                                           ----------------------
                                           Michael M. Stewart





                                 EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, relating to the 1990 Stock Option Plan of Liberty Bancorp, Inc., and in the related Prospectuses, of our report dated January 19, 1996, included in the Annual Report on Form 10-K of Liberty Bancorp, Inc. for the year ended December 31, 1995 (as amended by Form 10-K/A filed June 28, 1996), and to all references to our Firm included in this Registration Statement and related Prospectuses.

                                       /s/ ARTHUR ANDERSEN LLP
                                       Arthur Andersen LLP
Oklahoma City, Oklahoma
January 17, 1997



                                 EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-______) and in the related Prospectuses pertaining to the 1990 Stock Option Plan of Liberty Bancorp, Inc. of our report dated January 18, 1995 with respect to the consolidated financial statements of Liberty Mortgage Company (not presented separately therein) included in the Annual Report (Form 10-K) of Liberty Bancorp, Inc. for the year ended December 31, 1995 (as amended by Form 10-K/A filed June 28, 1996), filed with the Securities and Exchange Commission.


                                       /s/ ERNST & YOUNG LLP
                                       Ernst & Young LLP
Oklahoma City, Oklahoma
January 17, 1997





                                 EXHIBIT 24.1


                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Charles E.  Nelson              Chairman, Chief Executive Officer
          ----------------------              and Director (Principal Executive
          Charles E.  Nelson                  Officer)



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Mischa Gorkuscha                Senior Vice President and Chief
          --------------------                Financial Officer (Principal
          Mischa Gorkuscha                    Financial Officer)



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Rodney L.  Lee                  Senior Vice President and
          ------------------                  Controller(Principal Accounting
          Rodney L.  Lee                      Officer)



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ W.  H.  Thompson, Jr.                  President and Director
          -------------------------
          W.  H.  Thompson, Jr.



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Edward F.  Keller                  Senior Vice President and
          ---------------------                  Director
          Edward F.  Keller



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 20th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/Donald L.  Brawner                            Director
          ---------------------
          Donald L.  Brawner



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Thomas G. Donnell                            Director
          ---------------------
          Thomas G.  Donnell



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 22nd day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Robert S. Ellis                              Director
          -------------------
          Robert S.  Ellis, M.D.




                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ William F.  Fisher, Jr.                      Director
          ---------------------------
          William F.  Fisher, Jr.



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----


          /s/ C.  W.  Flint, III                           Director
          ----------------------
          C.  W.  Flint, III



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ James L.  Hall, Jr.                          Director
          -----------------------
          James L.  Hall, Jr.



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Raymond H. Hefner, Jr.                       Director
          --------------------------
          Raymond H.  Hefner, Jr.



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Walter H.  Helmrich, III                     Director
          ----------------------------
          Walter H.  Helmrich, III



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Joseph S.  Jankowsky                         Director
          ------------------------
          Joseph S.  Jankowsky



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ John E.  Kirkpatrick                         Director
          ------------------------
          John E.  Kirkpatrick



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Judy Z.  Kishner                             Director
          --------------------
          Judy Z.  Kishner



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Edward C.  Lawson, Jr.                       Director
          --------------------------
          Edward C.  Lawson, Jr.



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Herb Mee, Jr.                                Director
          -----------------
          Herb Mee, Jr.



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ William G.  Paul                             Director
          --------------------
          William G.  Paul



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ V.  Lee Powell                               Director
          ------------------
          V.  Lee Powell



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Jon R.  Stuart                               Director
          ------------------
          Jon R.  Stuart



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ Clifton L.  Taulbert                         Director
          ------------------------
          Clifton L.  Taulbert



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ J. Otis Winters                              Director
          -------------------
          J.  Otis Winters



                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Mischa Gorkuscha and Kenneth R. Brown, and both of them, with full power to act alone, as attorney-in-fact to execute and file in the name of and on behalf of Liberty Bancorp, Inc. ("Corporation"), and the person whose signature appears below, both individually and in the capacities indicated, the Corporation's Registration Statement on Form S-8 in connection with the up to 205,000 additional shares of Common Stock that may be issued pursuant to options granted under this 1990 Stock Option Plan of the Corporation, and any and all amendments thereto.

     Dated this 15th day of January, 1997.


               Signature                                    Title
               ---------                                    -----

          /s/ John S.  Zink                                Director
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          John S.  Zink